Oncor Electric Delivery Company CONFIDENTIAL Exhibit A – Financial Information Exhibit 99.2

CONFIDENTIAL
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made
by
Oncor
with
the
Securities
and
Exchange
Commission.
Specifically,
Oncor
makes
reference
to
the section entitled “Risk Factors” in its annual and quarterly reports.  Any forward-looking statement speaks
only
as
of
the
date
on
which
it
is
made,
and
Oncor
undertakes
no
obligation
to
update
any
forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.
Oncor
does not take any position on the appropriateness of any assumption or asset treatment reflected in the scenarios contained in this presentation, nor does it provide any opinion with regard to any legal, regulatory, or administrative issues implicit in the underlying use of the REIT structure, including, but not limited
to,
application
of
tax
laws
or
matters
within
the
purview
of
the
PUCT.
In
addition,
Oncor
does
not
opine on the likelihood of achieving any of the financial results reflected in these scenarios.
The views and information contained in this presentation are subject to change, are preliminary and limited in nature, and should not be considered to provide legal, tax, financial or accounting advice.

CONFIDENTIAL
Capital investment ramps up from approximately $1B annually to $1.5B by 2017 with emphasis on system growth, distribution automation and distribution maintenance.
–
Assume ongoing use of TCOS tracker but use of rate cases for recovery of distribution investment
(not distribution tracker filings).
Rate case related revenue increase beginning mid-2017 based on a 2015 test year. Additional revenue increase in 2019 (resulting from second rate case based on a 2017 test year) and in 2021 (resulting from third rate case based on a 2019 test year).
Pension funding accounted for in plan from 2015 through 2022.
–
Driven by actuarial estimates utilizing revised mortality tables.
–
Cash impact is back-loaded due to extension of tax legislation.
A brief technical termination of the Oncor partnership (due to change of control) results in restarting asset lives for tax depreciation resulting in higher taxable income and higher cash taxes during the plan period.
If the reorganization of EFH does not result in a technical termination, cash tax distributions would be lower, partially offset by an increase in dividends.
The impact of bonus depreciation legislation (applicable only to 2014) has been included in this forecast.
Base Distribution premise growth estimated at 1.5% for 2015 and 2016, increasing to 1.7% annually thereafter.
This plan includes the impact of increased reliability-related O&M beginning in 2015. This O&M is offset by additional revenue by mid 2017.
Financial Plan Key Drivers

CONFIDENTIAL
15E
16E
17E
18E
19E
20E
21E
22E
1
Revenues
3,748
3,890
4,066
4,225
4,426
4,555
4,702
4,827
2
Base O&M/SG&A
566
583
591
609
626
643
660
679
3
Energy Efficiency
47
50
51
52
53
54
55
56
4
Rate Case Cost Of Service
70
70
85
100
100
100
100
100
5
Third Party Transmission
788
856
900
935
982
1,013
1,040
1,068
6
Ad Valorem Taxes
170
175
185
197
208
220
230
240
7
Local Gross Receipts Taxes
266
271
275
279
284
290
294
298
8
Other (Income)/Deductions
11
1
1
1
1
1
1
1
9
EBITDA
(1)
1,831
1,884
1,977
2,053
2,171
2,234
2,321
2,384
10
Depreciation & Amortization
807
824
848
882
903
938
972
1,020
11
Interest Expense, Net
331
344
364
377
393
420
437
452
12
Income Tax Expense
255
269
287
299
328
330
343
345
13
Net Income
438
446
478
495
546
546
569
568
Adjusted EBITDA/Net Income (excl Securitization and Purchase Accounting Impacts)
15E-22E; $ millions
Oncor Business Plan Summary (LRP)

CONFIDENTIAL
15E
16E
17E
18E
19E
20E
21E
22E
1
Revenues
3,748
3,890
4,066
4,225
4,426
4,555
4,702
4,827
2
Base O&M/SG&A
580
597
605
621
638
655
672
691
3
Reg Asset Amortization in O&M
50
49
64
78
78
78
78
78
4
Energy Efficiency
47
50
51
52
53
54
55
56
5
Rate Case Cost Of Service
70
70
85
100
100
100
100
100
6
Third Party Transmission
788
856
900
935
982
1,013
1,040
1,068
7
Ad Valorem Taxes
170
175
185
197
208
220
230
240
8
Local Gross Receipts Taxes
266
271
275
279
284
290
294
298
9
Other (Income)/Deductions
12
2
2
2
2
2
2
2
10
EBITDA
(1)
1,767
1,820
1,899
1,961
2,080
2,143
2,231
2,293
11
Depreciation & Amortization
757
775
784
804
825
859
893
941
12
Interest Expense, Net
331
344
364
377
393
420
437
452
13
Income Tax Expense
250
264
283
294
324
325
339
340
14
Net Income
429
437
468
487
538
538
561
560
GAAP EBITDA/Net Income (excl Securitization and Purchase Accounting Impacts)
15E-22E; $ millions
Oncor Business Plan Summary (LRP)

CONFIDENTIAL
15E
16E
17E
18E
19E
20E
21E
22E
1
Total Capital Expenditures
(2)
1,116
1,363
1,536
1,546
1,556
1,556
1,556
1,556
2
Dividends
436
213
248
174
303
302
337
356
3
Cash Tax Distributions
91
323
243
221
244
251
253
255
4
Total Distributions
(3)
527
536
492
395
547
553
590
610
5
Pension Contributions
45
4
106
126
126
105
92
82
6
OPEB Contributions
31
31
31
31
31
31
31
35
7
Rate Base
10,641
11,351
12,015
12,616
13,213
13,741
14,255
14,722
8
Shareholders Equity (EMR)
3,776
4,000
4,220
4,533
4,768
5,005
5,229
5,433
9
Short Term Debt (Face Value)
622
627
699
676
669
701
701
701
10
Long Term Debt (Face Value)
5,709
6,043
6,373
6,770
7,197
7,550
7,881
8,195
11
Total Debt (Excl. BondCo)
6,331
6,670
7,072
7,446
7,867
8,251
8,582
8,896
Other Key Business Plan Items (excl Securitization and Purchase Accounting Impacts)
15E-22E; $ millions
Oncor Business Plan Summary (LRP)

CONFIDENTIAL
Endnotes
Oncor Business Plan Summary (LRP)
(1) EBITDA means net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization (including amortization of regulatory assets reported in operation and maintenance expense)
and other income related to purchase accounting. EBITDA is also adjusted for certain noncash and unusual items, none of which is material in the years presented. EBITDA is a financial measure not calculated in accordance with GAAP. EBITDA is not intended to be an alternative to net income as a measure of operating performance, an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for discretionary use, because the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. EBITDA as presented in the table reflects EFH Corp.’s calculations of EBITDA for Oncor on a basis consistent with EFH Corp.’s prior public disclosures, except for the exclusion of amortization of regulatory assets reported in operation and maintenance expense. Accordingly, and because not all companies use identical calculations, EBITDA may not be comparable to EBITDA as calculated by Oncor or to similarly titled measures of other companies.
(2) Capital expenditures include expenditures for transmission facilities, infrastructure maintenance, information technology initiatives, distribution facilities to serve new customers and other general investments.
(3) Reflects 100% of distributions from Oncor (excluding tax sharing payments). EFIH’s wholly owned subsidiary Oncor
Holdings owns approximately 80% of the equity interests of Oncor. Accordingly, distributions to EFIH will be approximately
80% of each distribution, excluding any portion of the distribution retained by Oncor Holdings to settle its obligations under its tax sharing agreement.

Oncor Electric Delivery Company CONFIDENTIAL REIT Scenarios

Oncor Electric Delivery Company CONFIDENTIAL Scenario A: LRP Capex With Intangibles / Regulatory Assets In Non-REIT Sub

CONFIDENTIAL
2015 –
2020 LRP provided in December 2014 is basis for financial projections
LRP is allocated to Property Company and Operating Company (and, in certain scenarios, Non-REIT
Subsidiary, which is assumed to be a subsidiary of Property Company) based on preliminary review of asset and operational qualifications
2015 cash taxes are impacted by the impact of 2014 bonus depreciation and 2016 cash taxes are impacted by tax depreciation restart
Tangible property allocated to Property Company
Intangible property (primarily IT Systems) and regulatory assets allocated to Non-REIT subsidiary of
Property Company.
–
Earnings associated portion of rate base including intangible property and regulatory assets are taxable
Remaining assets allocated to Operating Company
Triple net lease assumed (Operating Company is responsible for cost of operating and maintaining
Property Company’s assets)
Rent is paid from Operating Company to Property Company
–
Estimated as a percent of total revenue without regard to how a lease might operate
Operating Company is responsible for pension and other post-retirement employee benefit contributions
Key Assumptions

CONFIDENTIAL
All long-term debt (current and amounts expected to be issued) is assigned to (remain with) Property
Company and tangible property
For regulatory purposes, assumes legal entities are reviewed on a consolidated basis (identical to current Oncor legal structure) with identical results on recovery of costs and investment
–
Rate setting on a consolidated basis
–
Maintenance of 60/40 debt / equity ratio applied to each legal entity
No additional friction costs (ex: sales tax) for intercompany transactions between Operating Company and Property Company
Please note that Oncor does not take any position on the appropriateness of any assumption or asset treatment reflected in these scenarios, nor does it provide any opinion with regard to any legal, regulatory, or administrative issues implicit in the underlying use of the REIT structure, including, but not limited to, application of tax laws or matters within the purview of the PUCT.  In addition, Oncor does not opine on the likelihood of achieving any of the financial results reflected in these scenarios.
Key Assumptions (Cont’d)

CONFIDENTIAL
Financial Summary ($MM)
____________________________________
Note: Taxable Income, Dividends and Cash Tax Distributions reflect 100% of Oncor solely for illustrative purposes.
For Illustrative Purposes Only --
Not To Be Used Or Relied Upon For Any Purpose
PropCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Rent Income
$1,749
$1,815
$1,897
$1,971
$2,065
$2,125
$2,194
$2,252
Total Revenue
1,753
1,819
1,901
1,976
2,069
2,129
2,198
2,257
Depreciation & Amortization Expenses
742
764
780
804
825
859
893
941
Other Expenses
48
48
63
78
78
78
78
78
PropCo Taxable Income
678
850
582
555
570
575
561
549
PropCo Dividends
436
213
248
174
303
302
337
356
PropCo Cash Tax Distributions
116
297
204
194
200
201
196
192
Cash Taxes Related to Taxable REIT Subsidiary
10
24
32
40
42
44
43
46
Capital Expenditures
1,133
1,369
1,548
1,575
1,587
1,588
1,589
1,589
Total PropCo Debt
6,398
6,765
7,175
7,503
7,910
8,270
8,603
8,910
PropCo Interest Expense
331
348
368
379
392
417
434
448
OpCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Revenue
$3,745
$3,886
$4,062
$4,221
$4,421
$4,550
$4,697
$4,823
EBITDA
67
50
61
64
89
92
111
115
Net Income
20
6
17
21
36
40
51
47
OpCo Dividends
-
-
-
-
-
-
-
-
OpCo Cash Tax Distributions
(34)
2
8
-
-
0
4
17
Capital Expenditures
1
(0)
(0)
(0)
(0)
(0)
(0)
(0)
Total OpCo Debt
(85)
(110)
(114)
(54)
(42)
(22)
(33)
(25)
OpCo Interest Expense
2
1
1
2
5
7
8
8

Oncor Electric Delivery Company CONFIDENTIAL Scenario B: LRP Capex With Intangibles / Regulatory Assets In OpCo

CONFIDENTIAL
2015 –
2020 LRP provided in December 2014 is basis for financial projections
LRP is allocated to Property Company and Operating Company (and, in certain scenarios, Non-REIT
Subsidiary, which is assumed to be a subsidiary of Property Company) based on preliminary review of asset and operational qualifications
2015 cash taxes are impacted by the impact of 2014 bonus depreciation and 2016 cash taxes are impacted by tax depreciation restart
Tangible property allocated to Property Company
Intangible property and regulatory assets allocated to Operating Company
Triple net lease assumed (Operating Company is responsible for cost of operating and maintaining
Property Company’s assets)
Rent is paid from Operating Company to Property Company
–
Estimated as a percent of total revenue without regard to how a lease might operate
Operating Company is responsible for pension and other post-retirement employee benefit contributions
Key Assumptions

CONFIDENTIAL
All long-term debt (current and amounts expected to be issued) is assigned to (remain with) Property
Company and tangible property
For regulatory purposes, assumes legal entities are reviewed on a consolidated basis (identical to current Oncor legal structure) with identical results on recovery of costs and investment
–
Maintenance of 60/40 debt / equity ratio applied to each legal entity
No additional friction costs (ex: sales tax) for intercompany transactions between Operating Company and Property Company
Please note that Oncor does not take any position on the appropriateness of any assumption or asset treatment reflected in these scenarios, nor does it provide any opinion with regard to any legal, regulatory, or administrative issues implicit in the underlying use of the REIT structure, including, but not limited to, application of tax laws or matters within the purview of the PUCT.  In addition, Oncor does not opine on the likelihood of achieving any of the financial results reflected in these scenarios.
Key Assumptions (Cont’d)

CONFIDENTIAL
Financial Summary ($MM)
For Illustrative Purposes Only --
Not To Be Used Or Relied Upon For Any Purpose
____________________________________
Note: Taxable Income, Dividends and Cash Tax Distributions reflect 100% of Oncor solely for illustrative purposes.
PropCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Rent Income
$1,629
$1,690
$1,767
$1,836
$1,923
$1,979
$2,043
$2,098
Total Revenue
1,633
1,694
1,771
1,840
1,928
1,984
2,048
2,102
Depreciation & Amortization Expenses
648
671
690
710
727
758
797
837
Other Expenses
-
-
-
-
-
-
-
-
PropCo Taxable Income
696
864
605
592
603
608
585
576
PropCo Dividends
327
160
186
131
227
226
253
267
PropCo Cash Tax Distributions
122
302
212
207
211
213
205
202
Capital Expenditures
1,056
1,312
1,478
1,508
1,519
1,521
1,522
1,523
Total PropCo Debt
6,317
6,694
7,112
7,470
7,876
8,237
8,566
8,867
PropCo Interest Expense
330
347
366
377
392
417
434
447
OpCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Revenue
$3,745
$3,886
$4,062
$4,221
$4,421
$4,550
$4,697
$4,823
EBITDA
139
126
128
121
153
160
183
191
Net Income
8
(3)
3
(3)
13
12
29
29
OpCo Dividends
109
53
62
44
76
75
84
89
OpCo Cash Tax Distributions
(31)
21
32
13
33
38
49
53
Capital Expenditures
79
57
70
67
67
67
66
67
Total OpCo Debt
(1)
(37)
(49)
(33)
(17)
7
9
24
OpCo Interest Expense
3
3
3
3
5
7
8
9

Oncor Electric Delivery Company CONFIDENTIAL Scenario C: T-REIT with D-Corp (OpCo in D- Corp)

CONFIDENTIAL
2015 –
2020 LRP provided in December 2014 is basis for financial projections
LRP is allocated to Transmission Property Company and Distribution Utility. These projections assume the Distribution Utility will also act as operator of the Transmission Property Company’s assets.
2015 cash taxes are impacted by the impact of 2014 bonus depreciation and 2016 cash taxes are impacted by tax depreciation restart
–
Consolidated assumptions are consistent with the LRP. However, as a result of calculating certain aspects of the projections for each entity on a standalone basis (primarily federal income taxes), consolidated projection output does not match LRP projections.
Asset allocation methodology
–
Tangible transmission property allocated to Transmission Property Company based on approximate net plant percentages
–
Remaining assets are allocated to Distribution Utility / Operating Company
Triple net lease assumed (Distribution Operating Company is responsible for cost of operating and maintaining Transmission Property Company’s assets)
Rent is paid from Distribution Operating Company to Transmission Property Company
–
Estimated as a percent of gross Network Transmission Service (NTS) revenue expected to be recovered in NTS tracker filings
–
Distribution Operating Company will retain a portion of NTS revenue as compensation for operating the transmission assets
Key Assumptions

CONFIDENTIAL
Long-term debt (current and amounts expected to be issued) is assigned to each company to remain consistent with the consolidated debt to capital ratios in the LRP
Deferred income tax liabilities are initially allocated based on net plant and separately calculated thereafter
For regulatory purposes, assumes legal entities are reviewed on a consolidated basis (identical to current Oncor legal structure) with identical results on recovery of costs and investment
–
Rate setting on a consolidated basis
–
Maintenance of 60/40 debt / equity ratio applied to each legal entity
Projections do not reflect any intercompany friction costs (ex: sales tax, gross margin tax, etc.) for intercompany transactions between Operating Company and Property Company
Projections do not reflect additional transaction costs required to separate transmission and distribution
(ex: separation of debt)
Please note that Oncor does not take any position on the appropriateness of any assumption or asset treatment reflected in these scenarios, nor does it provide any opinion with regard to any legal, regulatory, or administrative issues implicit in the underlying use of the REIT structure, including, but not limited to, application of tax laws or matters within the purview of the PUCT.  In addition, Oncor does not opine on the likelihood of achieving any of the financial results reflected in these scenarios.
Key Assumptions (Cont’d)

CONFIDENTIAL
Financial Summary ($MM)
For Illustrative Purposes Only --
Not To Be Used Or Relied Upon For Any Purpose
____________________________________
Note: Taxable Income, Dividends and Cash Tax Distributions reflect 100% of Oncor solely for illustrative purposes.
REIT Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Rent Income
$713
$765
$767
$727
$783
$838
$887
$938
Depreciation & Amortization Expenses
193
205
221
237
254
270
286
302
PropCo Taxable Income
266
444
322
241
255
276
284
297
PropCo Dividends
253
166
156
77
130
142
165
189
PropCo Cash Tax Distributions
(29)
155
113
84
89
97
99
104
Capital Expenditures
473
584
609
631
635
636
637
637
Total PropCo Debt
2,576
2,830
3,061
3,281
3,520
3,730
3,927
4,111
PropCo Interest Expense
141
148
156
163
172
186
196
205
Utility Corp/OpCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Revenue
$3,748
$3,890
$4,066
$4,225
$4,426
$4,555
$4,702
$4,827
EBITDA
1,059
1,056
1,133
1,234
1,297
1,305
1,343
1,356
Net Income
187
170
217
277
309
293
301
284
OpCo Dividends
183
47
92
98
173
160
172
167
OpCo Cash Tax Distributions
99
169
132
137
156
156
155
152
Capital Expenditures
662
785
939
943
952
952
952
952
Total OpCo Debt
3,659
3,745
3,917
4,070
4,250
4,421
4,554
4,682
OpCo Interest Expense
191
200
210
213
221
234
242
247

Oncor Electric Delivery Company CONFIDENTIAL Scenario D: T-REIT with D-Corp (Separate T-OpCo)

CONFIDENTIAL
Key Assumptions
2015 –
2020 LRP provided in December 2014 is basis for financial projections
LRP is allocated to Transmission Property Company, Transmission Operating Company, and Distribution
Utility.  These projections assume the Transmission Operating Company will act as operator of the
Transmission Property Company’s assets.
2015 cash taxes are impacted by the impact of 2014 bonus depreciation and 2016 cash taxes are impacted by tax depreciation restart
–
Consolidated assumptions are consistent with the LRP.  However, as a result of calculating certain aspects of the projections for each entity on a standalone basis (primarily federal income taxes), consolidated projection output does not match LRP projections.
Asset allocation methodology
–
Tangible transmission property is allocated to Transmission Property Company based on approximate net plant percentages
–
A portion of intangible assets and regulatory assets (pension/OPEB and storm insurance reserve)
are allocated to the Transmission Operating Company
–
Remaining assets are allocated to Distribution Utility / Operating Company
Triple net lease assumed (Transmission Operating Company is responsible for cost of operating and maintaining Transmission Property Company’s assets)
Rent is paid from Transmission Operating Company to Transmission Property Company
–
Estimated as a percent of gross Network Transmission Service (NTS) revenue expected to be recovered in NTS tracker filings
–
Transmission Operating Company will retain a portion of NTS revenue as compensation for operating the transmission assets

CONFIDENTIAL
Operating costs are allocated to the Transmission Operating Company
Deferred income tax liabilities are initially allocated based on net plant and separately calculated thereafter
Long-term debt (current and amounts expected to be issued) is assigned to only Transmission Property
Company and Distribution Utility Company
For regulatory purposes, assumes Transmission Operating Company and Transmission Property
Company  are reviewed on a consolidated basis, separate from Distribution Utility Company
–
Maintenance of 60/40 debt / equity ratio applied to Consolidated transmission companies and to the
Distribution Utility Company
Projections do not reflect any intercompany friction costs (ex: sales tax, gross margin tax, etc.) for intercompany transactions between Operating Company and Property Company
Projections do not reflect additional transaction costs required to separate transmission and distribution
(ex: separation of debt)
Summaries do not include assumed costs or amounts of holding company debt
Please note that Oncor does not take any position on the appropriateness of any assumption or asset treatment reflected in these scenarios, nor does it provide any opinion with regard to any legal, regulatory, or administrative issues implicit in the underlying use of the REIT structure, including, but not limited to, application of tax laws or matters within the purview of the PUCT.  In addition, Oncor does not opine on the likelihood of achieving any of the financial results reflected in these scenarios.
Key Assumptions (Cont’d)

CONFIDENTIAL
Financial Summary ($MM)
For Illustrative Purposes Only --
Not To Be Used Or Relied Upon For Any Purpose
____________________________________
Note: Taxable Income, Dividends and Cash Tax Distributions reflect 100% of Oncor solely for illustrative purposes.
REIT Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Rent Income
$713
$765
$767
$727
$783
$838
$887
$938
Depreciation & Amortization Expenses
193
205
221
237
254
270
286
302
PropCo Taxable Income
266
444
323
244
260
283
292
308
PropCo Dividends
266
160
149
70
121
136
162
157
PropCo Cash Tax Distributions
(29)
155
113
85
91
99
102
108
Capital Expenditures
473
584
609
631
635
636
637
637
Total PropCo Debt
2,589
2,836
3,060
3,270
3,497
3,698
3,886
4,030
PropCo Interest Expense
141
147
155
161
167
180
188
194
OpCo Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Revenue
$955
$1,013
$1,036
$1,019
$1,082
$1,144
$1,200
$1,256
EBITDA
19
18
31
43
41
39
37
34
Net Income
3
(3)
4
10
7
4
1
(3)
OpCo Dividends
-
-
-
-
-
-
-
-
OpCo Cash Tax Distributions
3
3
4
6
5
4
3
1
Capital Expenditures
17
10
12
12
11
14
12
12
Total OpCo Debt
86
133
164
179
191
203
218
235
OpCo Interest Expense
2
4
7
9
10
11
12
13
Utility Corp Financial Summary
2015
2016
2017
2018
2019
2020
2021
2022
Revenue
$3,094
$3,197
$3,357
$3,527
$3,686
$3,774
$3,884
$3,973
EBITDA
1,040
1,038
1,101
1,191
1,257
1,266
1,307
1,322
Net Income
183
171
210
263
297
283
292
277
Corp Dividends
170
53
99
105
182
166
175
199
Corp Cash Tax Distributions
95
164
126
129
148
148
148
145
Capital Expenditures
644
775
927
931
940
938
940
940
Total Corp Debt
3,584
3,629
3,779
3,928
4,110
4,280
4,408
4,561
Corp Interest Expense
190
197
205
208
217
230
239
246